UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2007

Shire plc
________________________________________________________________________________
(Exact name of registrant as specified in its charter)

England and Wales
________________________________________________________________________________
(State or other jurisdiction of incorporation)

0-29630 98-0484822
(Commission File Number) (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
________________________________________________________________________________
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code 44 1256 894 000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Shire plc has issued the press releases attached as Exhibit 99.01, Exhibit 99.02, Exhibit 99.03, Exhibit 99.04, and Exhibit 99.05 which are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

99.01  Press Release dated March 19, 2007

99.02  Press Release dated March 22, 2007

99.03  Press Release dated March 22, 2007

99.04  Press Release dated March 22, 2007

99.05  Press Release dated March 22, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ A C Russell

	Name:	Angus Russell
	Title:	Chief Financial Officer
Dated: March 22, 2007

EXHIBIT INDEX

Number	Description

99.01	Press Release dated March 19, 2007

99.02	Press Release dated March 22, 2007

99.03	Press Release dated March 22, 2007

99.04	Press Release dated March 22, 2007

99.05	Press Release dated March 22, 2007